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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


To the Board of Directors
Southwest Water Company

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement.


/s/ KPMG LLP

Los Angeles, California
September 26, 2001